UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      September 30, 2008 (September 24, 2008)
WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08399	31-1189815

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 438-3210
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 24, 2008, beginning at approximately 8:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2009 (the fiscal quarter ended August 31, 2008). Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Interim Principal Financial Officer
On September 24, 2008, the Board of Directors appointed Richard G. Welch, as Principal Financial Officer on an interim basis. Mr. Welch, 50, currently also serves as the Corporate Controller of the Registrant. Mr. Welch joined the Registrant as Assistant Controller in September 1999 and was named Corporate Controller in March 2000. Mr. Welch has nearly 25 years of experience in accounting and financial reporting, serving nine years with Time Warner Cable, Inc., where he was appointed Assistant Controller in 1999, and as an independent auditor with Ernst & Young LLP for approximately six years prior to that time. Mr. Welch works closely with the Registrant’s Audit Committee representing the Registrant.
Approval of Worthington Industries, Inc. Annual Incentive Plan for Executives
At the 2008 Annual Meeting of Shareholders of the Registrant held on September 24, 2008 (the “2008 Annual Meeting”), the Registrant’s shareholders approved the Worthington Industries, Inc. Annual Incentive Plan for Executives (the “Executive Incentive Plan”). The Executive Incentive Plan provides for the payment of cash incentive compensation to participants if specified performance objectives are achieved. The Executive Incentive Plan is intended to provide compensation which qualifies as “qualified performance based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the related Treasury regulations.
The Executive Incentive Plan will be administered by the Compensation and Stock Option Committee (the “Compensation Committee”) of the Registrant’s Board of Directors (the “Board”). The Compensation Committee is authorized to: (1) designate participants, including officers and other key employees of the Registrant, who may be granted performance awards under the Executive Incentive Plan; (2) identify performance objectives that must be achieved during a performance period specified by the Compensation Committee as a condition to the payment of incentive compensation; and (3) specify the amount of incentive compensation to be paid if those performance objectives are achieved.
The Executive Incentive Plan authorizes the Compensation Committee to grant performance awards subject to the satisfaction of performance criteria to officers and other key employees of the Registrant and its 50%-owned subsidiaries.
The amount of a performance award may be stated as a specific dollar amount, a percentage of a participant’s base salary, a percentage (the sum of which may not be greater than 100%) of an aggregate amount allocable to all or specified groups of participants or in any other objectively determinable manner as determined by the Compensation Committee. Additionally, the amount of the performance award payable under the Executive Incentive Plan may be stated as a target amount due if applicable performance objectives are satisfied and in larger or smaller increments if the applicable performance objectives are exceeded or only partially satisfied. During any fiscal year of the Registrant, no participant may receive more than $3,000,000 through the Executive Incentive Plan with respect to any single performance award.
The performance objectives that participants must achieve to be paid incentive compensation under the Executive Incentive Plan will be derived from one or more of the performance criteria listed in the Executive Incentive Plan (or a combination thereof). The Compensation Committee may provide in any performance award that the impact of any of certain events specified in the Executive Incentive Plan occurring during the relevant performance period will be taken into account when determining whether the applicable performance objectives have been satisfied. The Compensation Committee must establish performance objectives for each performance award in writing before the outcome of those performance objectives is substantially certain but in no event later than 90 days after the beginning of the performance period or, if earlier, the expiration of 25% of the performance period.
At the end of each performance period, the Compensation Committee will determine whether each participant achieved the applicable performance objectives with respect to the participant’s performance award and certify those results to the Board along with a statement of the amount of any incentive compensation earned under the performance award and whether any other material terms were satisfied. If a participant has not achieved any of the applicable performance objectives, the participant will not receive incentive compensation related to the performance award for that performance period and no substitute amount will be paid under any other arrangement.
Unless a participant makes a valid election under a deferred compensation plan maintained by the Registrant, if the participant achieves the applicable performance objectives, the stipulated incentive compensation will be paid in a single lump sum cash payment no later than 2 1/2 months following the end of the participant’s first taxable year in which such incentive compensation is no longer subject to a substantial risk of forfeiture or, if later, the end of the first taxable year of the Registrant in which such incentive compensation is no longer subject to a substantial risk of forfeiture.

A participant whose employment terminates for any reason other than death, disability (as defined in the Executive Incentive Plan) or retirement (as defined in the Executive Incentive Plan) before the end of a performance period will forfeit any right to receive any incentive compensation under a performance award for that performance period. However, a participant whose employment terminates because of death, disability or retirement will receive a prorated amount of incentive compensation for the performance period, but only if the applicable performance objectives are achieved at the end of that performance period.
In general, unless otherwise determined by the Compensation Committee or specified in a written agreement between a participant and the Registrant, if, during a performance period, (a) a change in control (as defined in the Executive Incentive Plan) occurs and (b) on or after the date of the change in control, the participant’s employment terminates for any reason, the performance award of such participant will be considered earned and payable as of the date of the participant’s termination of employment in the amount designated as “target” for such performance award and, unless the participant has made a valid election under a deferred compensation plan maintained by the Registrant, will be paid within 30 days following the date of the participant’s termination of employment.
The Compensation Committee may at any time, and without the consent of any participant, amend, revise, suspend or discontinue the Executive Incentive Plan, in whole or in part, subject to any shareholder approval requirement of applicable law, rules or regulations.
The foregoing description of the Executive Incentive Plan is qualified in its entirety by reference to the complete terms of the Executive Incentive Plan, which is included with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by this reference. A description of the material terms of the Executive Incentive Plan was included under the caption “PROPOSAL 2: APPROVAL OF THE WORTHINGTON INDUSTRIES, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVES” in the Registrant’s definitive Proxy Statement for the 2008 Annual Meeting as filed with the Securities and Exchange Commission on August 13, 2008 (the “Registrant’s 2008 Proxy Statement”).
Reapproval of Material Terms of Performance Goals under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan
Also at the 2008 Annual Meeting, the Registrant’s shareholders reapproved the material terms of the performance goals which may be selected by the Compensation Committee in granting, under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan (the “1997 LTIP”), restricted stock, performance awards and other stock unit awards settled in common shares of the Registrant intended to be “qualified performance based compensation” under Section 162(m) of the Internal Revenue Code and the related Treasury regulations.
The 1997 LTIP is administered by the Compensation Committee. The 1997 LTIP provides that if the Compensation Committee determines at the time restricted stock, a performance award or other stock unit award settled in common shares of the Registrant is granted to a participant that the participant is likely to be a “covered employee” (for purposes of Section 162(m) of the Internal Revenue Code and the related Treasury regulations) at the time the participant recognizes income for federal income tax purposes in connection with the award, then the

Compensation Committee may provide as to such award that the lapsing of restrictions thereon and the distribution of cash, common shares of the Registrant or other property pursuant thereto, as applicable, will be subject to the achievement of one or more objective performance goals established by the Compensation Committee. These performance goals may be based on the achievement levels of one or any combination of the following:
•	earnings per share from continuing operations;
•	operating income;
•	revenues;
•	gross margin;
•	return on equity;
•	economic value added;
•	stock price appreciation;
•	total shareholder return (measured in terms of stock price appreciation and dividend growth); or
•	cost control of the Registrant, or of the affiliate or division of the Registrant for or within which the participant is primarily employed.
Performance goals also may be based upon the achievement of specified levels of the Registrant’s performance (or performance of the applicable affiliate or division of the Registrant) under one or more of the measures described above relative to the performance of other corporations. The performance goals must be set by the Compensation Committee within the time period prescribed by, and otherwise comply with the requirements of, Section 162(m) of the Internal Revenue Code and the related Treasury regulations.
Under the 1997 LTIP, no participant may be granted awards in any one calendar year with respect to more than 200,000 common shares of the Registrant. In addition, the maximum value of the property, including cash, that may be paid or distributed to any participant pursuant to a grant of performance awards valued by reference to a designated amount of property other than common shares (“performance units”) made in any one calendar year is $2,500,000.
The foregoing description of the material terms of the performance goals which may be selected by the Compensation Committee in granting, under the 1997 LTIP, restricted stock, performance awards and other stock unit awards settled in common shares of the Registrant intended to be “qualified performance based compensation” under Section 162(m) of the Internal Revenue Code and the related Treasury regulations, is qualified in its entirety by reference to the complete terms of the 1997 LTIP, which is included with this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by this reference. A description of the material terms of the performance goals under the 1997 LTIP was included under the caption “PROPOSAL 3: REAPPROVAL OF

MATERIAL TERMS OF PERFORMANCE GOALS UNDER THE WORTHINGTON INDUSTRIES, INC. 1997 LONG-TERM INCENTIVE PLAN” in the Registrant’s 2008 Proxy Statement.

Item 8.01	Other Events.
Results from 2008 Annual Meeting.
The following votes occurred at the 2008 Annual Meeting:
(a) Election of Directors at 2008 Annual Meeting and Continuing Directors
At the 2008 Annual Meeting, each of Michael J. Endres, Peter Karmanos, Jr. and Carl A. Nelson, Jr. was re-elected as a director of the Registrant for a three-year term, expiring at the 2011 Annual Meeting of Shareholders, with each director receiving in excess of 98% of the votes cast.
The directors of the Registrant whose terms of office continue until the 2009 Annual Meeting of Shareholders are: John B. Blystone, William S. Dietrich, II and Sidney A. Ribeau.
The directors of the Registrant whose terms of office continue until the 2010 Annual Meeting of Shareholders are: John R. Kasich, John P. McConnell and Mary Schiavo.
(b) Approval of the Worthington Industries, Inc. Annual Incentive Plan for Executives
As discussed above in Item 5.02 of this Current Report on Form 8-K, the Worthington Industries, Inc. Annual Incentive Plan for Executives was approved by the shareholders of the Registrant at the 2008 Annual Meeting. Such approval was reflected by the following vote: 59,122,855 votes for; 1,371,390 votes against; 448,648 abstentions; and 11,983,960 broker non-votes. Attached hereto as Exhibit 10.1.
(c) Reapproval of Material Terms of Performance Goals under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan
As discussed above in Item 5.02 of this Current Report on Form 8-K, the material terms of the performance goals under the Worthington Industries, Inc. 1997 Long-Term Incentive Plan were reapproved by the shareholders of the Registrant at the 2008 Annual Meeting. Such reapproval was reflected by the following vote: 58,189,635 votes for; 2,213,532 votes against; 539,726 abstentions; and 11,983,960 broker non-votes.
(d) Ratification by Shareholders of Selection of KPMG LLP
At the 2008 Annual Meeting, the shareholders of the Registrant ratified the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending May 31, 2009.

(e) Failure of Proposal Presented by Shareholders
At the 2008 Annual Meeting, the Office of the Comptroller of New York City, as the custodian and trustee of the New York City Employees’ Retirement System, the New York City Teachers’ Retirement System, the New York City Policy Pension Fund, and the New York City Fire Department Pension Fund, and custodian of the New York City Board of Education Retirement System, presented a shareholder proposal in respect of sexual orientation non-discrimination policies. The shareholder proposal failed, receiving less than 24% of the votes cast in the matter.
Item 9.01.   Financial Statements and Exhibits.
          (a) through (c): Not applicable.
          (d) Exhibits:
The exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Worthington Industries, Inc. Annual Incentive Plan for Executives (approved by shareholders on September 24, 2008)

10.2	Worthington Industries, Inc. 1997 Long-Term Incentive Plan (material terms of performance goals reapproved by shareholders on September 24, 2008)

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2009 (Fiscal Quarter ended August 31, 2008), held on September 24, 2008.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.
Date: September 30, 2008	By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President —
Administration, General Counsel and Secretary